UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2013

CHINA PRECISION STEEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	14-1623047
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

18th Floor, Teda Building

87 Wing Lok Street, Sheungwan,

Hong Kong

People’s Republic of China

(Address of Principal Executive Offices)

852-2543-2290

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 27, 2013, the board of directors of China Precision Steel, Inc. (the “Company,” “we,” or “our”) approved an amendment of our Amended and Restated Articles of Incorporation to effect a reduction in the number of authorized shares of the Company’s common stock and preferred stock to (i) 10,000,000 shares of common stock, par value $0.001 per share and (ii) 500,000 shares of preferred stock, par value $0.001 per share. The amendment became effective upon filing with the Delaware Secretary of State on September 6, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1     Amendment to Amended and Restated Articles of Incorporation of China Precision Steel, Inc.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 18, 2013	CHINA PRECISION STEEL, INC.

	By:	/s/ LeadaTak Tai Li
LeadaTak Tai Li, Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)